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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2001

NetRatings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27907 (Commission File Number)	77-0461990 (IRS Employer Identification No.)
890 Hillview Court, Suite 300 Milpitas, California (Address of principal executive offices)		95035 (Zip Code)
(408) 957-0699 (Registrant's telephone number, including area code)

Item 5. Other Events.

    On October 25, 2001, NetRatings, Inc. ("NetRatings") and its wholly-owned subsidiary Sonoma Acquisition Corp., LLC. ("Sub") entered into an Agreement and Plan of Merger with Jupiter Media Metrix, Inc. ("Jupiter Media Metrix") (the "Merger Agreement"). A copy of the Merger Agreement is attached hereto as Exhibit 2.1. Concurrently with the execution of the Merger Agreement, (i) Jupiter Media Metrix' directors and a certain executive officer entered into a Stockholders Agreement with NetRatings and Sub in the form attached hereto as Exhibit 99.1 and (ii) certain individuals and The NPD Group, Inc., entered into Non-Competition Agreements with NetRatings, copies of which are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5. NetRatings, Jupiter Media Metrix, and certain wholly-owned subsidiaries of Jupiter Media Metrix entered into a Loan and Security Agreement in the form attached hereto as Exhibit 99.6.

    Also on October 25, 2001, NetRatings and its wholly-owned subsidiary Estancia Acquisition Corporation ("Sub 2") entered into an Agreement and Plan of Reorganization with ACNielsen Corporation and ACNielsen eRatings.com ("eRatings") (the "eRatings Merger Agreement"). A copy of the eRatings Merger Agreement is attached hereto as Exhibit 2.2. Concurrently with the execution of the eRatings Merger Agreement, NetRatings and VNU N.V. entered into a Standstill Agreement, a copy of which is attached hereto as Exhibit 99.7.

    The closing of NetRatings' acquisition of eRatings is conditioned upon, among other things, the prior or simultaneous closing of NetRatings' acquisition of Jupiter Media Metrix. The closing of NetRatings' acquisition of Jupiter Media Metrix is not conditioned on the closing of NetRatings' acquisition of eRatings.

    For further information, reference is made to the exhibits referred to above and in Item 7 below, the contents of which are incorporated by reference herein, and the joint press release issued by NetRatings and Jupiter Media Metrix on October 25, 2001 announcing the signing of a definitive merger the Merger Agreement and the eRatings Merger Agreement, which is filed herewith as Exhibit 99.8, the contents of which are also incorporated by reference herein.

Caution Required by Certain SEC Rules

    In connection with the recently announced NetRatings/Jupiter Media Metrix transaction, NetRatings will file with the SEC a registration statement on Form S-4 containing a prospectus relating to the shares to be issued to Jupiter Media Metrix' stockholders. Investors and security holders are urged to read this document when it becomes available because it will contain important information about the Jupiter Media Metrix transaction. Investors and security holders may obtain copies of this document, when it has been filed with the SEC, as well as other SEC filings of NetRatings, free of charge from the SEC's website at www.sec.gov as well as from the applicable company by directing a request to Jennifer Cohn, Stapleton Communications, for NetRatings, at 650-470-4203, or jennifer@stapleton.com.

    NetRatings and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Jupiter Media Metrix stockholders with respect to the NetRatings/Jupiter Media Metrix transaction. Information regarding such individuals is included in NetRatings's proxy statement dated April 25, 2001 relating to its 2001 annual meeting of stockholders, available free of charge from the SEC and NetRatings as indicated above.

Item 7. Exhibits

2.1
Agreement and Plan of Merger, dated as of October 25, 2001, by and among NetRatings, Inc., Jupiter Media Metrix, Inc. and Sonoma Acquistion Corp, LLC.

2.2
Agreement and Plan of Reorganization dated as of October 25, 2001, by and among NetRatings, Inc., Estancia Acquisition Corporation, ACNielsen eRatings.com and ACNielsen Corporation.

99.1
Form of Stockholder Agreement entered into by and among NetRatings, Inc. and Jupiter Media Metrix, Inc.'s directors and one executive officer.

99.2
Non-Competition Agreement dated as of October 25, 2001 by and among NetRatings, Inc. and Tod Johnson.

99.3
Non-Competition Agreement dated as of October 25, 2001 by and among NetRatings, Inc. and The NPD Group, Inc., a company affiliated with Tod Johnson.

99.4
Non-Competition Agreement dated as of October 25, 2001 by and among NetRatings, Inc. and Kurt Abrahamson.

99.5
Non-Competition Agreement dated as of October 25, 2001 by and among NetRatings, Inc. and William Hodgman.

99.6
Loan and Security Agreement dated as of October 25, 2001 by and among NetRatings, Inc., Jupiter Media Metrix, Inc. and certain wholly-owned subsidiaries of Jupiter Media Metrix, Inc.

99.7
Standstill Agreement dated as of October 25, 2001, by and between NetRatings, Inc. and VNU N.V.

99.8
Press release dated October 25, 2001 (incorporated by reference to NetRatings' Rule 425 filing dated October 25, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETRATINGS, INC.
Date: November 13, 2001	By:	/s/ JACK R. LAZAR Jack R. Lazar Executive Vice President of Corporate Development, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
2.1	Agreement and Plan of Merger, dated as of October 25, 2001, by and among NetRatings, Inc., Jupiter Media Metrix, Inc. and Sonoma Acquistion Corp, LLC.
2.2	Agreement and Plan of Reorganization dated as of October 25, 2001, by and among NetRatings, Inc., Estancia Acquisition Corporation, ACNielsen eRatings.com and ACNielsen Corporation.
99.1	Form of Stockholder Agreement entered into by and among NetRatings, Inc. and Jupiter Media Metrix, Inc.'s directors and one executive officer.
99.2	Non-Competition Agreement dated as of October 25, 2001 by and among NetRatings, Inc. and Tod Johnson.
99.3	Non-Competition Agreement dated as of October 25, 2001 by and among NetRatings, Inc. and The NPD Group, Inc., a company affiliated with Tod Johnson.
99.4	Non-Competition Agreement dated as of October 25, 2001 by and among NetRatings, Inc. and Kurt Abrahamson.
99.5	Non-Competition Agreement dated as of October 25, 2001 by and among NetRatings, Inc. and William Hodgman.
99.6	Loan and Security Agreement dated as of October 25, 2001 by and among NetRatings, Inc., Jupiter Media Metrix, Inc. and certain wholly-owned subsidiaries of Jupiter Media Metrix, Inc.
99.7	Standstill Agreement dated as of October 25, 2001, by and between NetRatings, Inc. and VNU N.V.
99.8	Press release dated October 25, 2001 (incorporated by reference to NetRatings' Rule 425 filing dated October 25, 2001.

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SIGNATURES
EXHIBIT INDEX